EXHIBIT 10.5

CONSULTING AGREEMENT

顾问协议

 This Consulting Agreement (“Agreement”) is entered into and made effective on the 30th day of  December 2023, between ESG Inc. ("Consultant"), having office at 1810 E Sahara Ave, Suite 212, Las Vegas, NV 89104 USA and Funan Allied United Farmer Products Co., Ltd. (the “Company”), having offices at Yunhe East Road, Funan, Anhui 236000 PRC.

此顾问协议（下简称“协议”）由ESG Inc.（下简称“乙方”）和阜南联美农产品有限公司（下简称“甲方”）于 2023年12月30日订立并生效，前者联系地址 1810 E Sahara Ave, Suite 212, Las Vegas, NV 89104 USA, 后者联系地址为中国安徽阜南运河东路。

In consideration of the mutual promises made herein, the parties hereto agree as follows:

考虑到在这里所作的相互承诺，协议双方同意如下：

1. Engagement.  The Company hereby engages the Consultant to render consulting advices to the Company upon the terms and conditions set forth herein to advise on the Company’s US business.

1.雇佣 根据此协议中阐述的条款和条件，甲方据此雇佣乙方向甲方提供其在美国业务的顾问咨询服务。

2. The import of spawn

2. 菌种的进口

a. Services:

i. Assist the Company to communicate and negotiate with spawn manufacturers ;

ii. Assist the Company to sign spawn contract;

iii. Advise the Company to shipping and wiring;

Iv. Assist the Company to develop its export business of processed mushrooms.

a. 服务内容：

  1) 协助甲方和菌种生产厂家沟通和协商；

  2）协助甲方，签订菌种合同；

  3）顾问甲方，在运输和支付；

  4）顾问甲方的蘑菇加工品的出口业务。

3. Terms of the Agreement.  This Agreement shall be deemed effective on the Effective Date above and shall continue for 3 years. However, any party has right to terminate this Agreement by giving written notice ahead of 30 days.

3. 协议期间。本协议自上述提到的生效日起生效，为期3年。然而任何一方有权给予在前的30天通知终止该协议。

4. Consulting Fee/Cost and Expenses/Payment. The Company and Consultant agree:

4.  顾问费／相关费用／支付. 甲方和乙方同意：

The Company will pay USD two thousand (20,000) monthly to Consultant for the services aforesaid.

For service fee payment, the Company shall pay to the bank account designated by the Consultant in 5 days after the receipt is provided.

甲方将每月支付2万美元给乙方，对上述提到的顾问的服务内容。

甲方将在收到发票的5日内，支付服务费到乙方指定的银行账户。

5. Time Devoted by Consultant.  Consultant shall devote such time and effort as is reasonably necessary to achieve the purposes hereof in its reasonable discretion.

5. 乙方投入的时间。为实现目标乙方应在合理的自由裁量下投入合理且必要的时间和精力以保证服务目标的实现。

6. Place Where Services Will Be Rendered.  The Consultant will perform the Services in accordance with this Agreement at its office or other places obtained at its sole cost and expense office. In addition, at the Company’s convenience, the Consultant will perform services by phone or by any other mean requested by the Company.  The Company shall not provide the Consultant an office, cell phone, computer, printer or any other support services, supplies or equipment in connection with services to be provided as set forth herein.

6. 服务地点。乙方将其办公室或其他地方中提供本协议规定的服务，办公的成本和费用由乙方自己承担。另外，为了甲方的方便，乙方将通过电话或甲方要求的其它任何方式提供服务。针对乙方为甲方提供协议所规定的服务，甲方不需要为乙方提供办公室、移动电话、计算机、打印机或其它任何支持服务、用品或设备。

7. Confidential Information.  Consultant agrees to hold the Company’s or Confidential Information in strict confidence and not to make the Company Proprietary or Confidential Information available in any form to any third party or to use it for any purpose other than as specified in this Agreement.

7.信息保密。乙方同意严格保守甲方的机密信息，不得将甲方的财产或机密信息以任何形式提供给任何第三方或用于其他任何本协议没有指定的目的。

8. Employment of Others.  Either the Consultant and/or its assigned contractors shall perform all the above Services.

8. 其它人的雇佣。无论是乙方和/或其指定的承包商应当履行上述所有服务。

9. Indemnification.  If a court or administrative agency determines that Consultant is an employee of the Company, Consultant shall indemnify and hold the Company harmless and shall pay all of the Company’s related fines, damages, assessments, benefits and reasonable attorney’s fees incurred by the Company with such motive.

9.   补偿。如果法院或行政机关裁定乙方是甲方的受雇员工，乙方应保证甲方不受伤害，并应支付甲方因甲方有这样的动机招致的所有的相关罚款、损害赔偿、评估、收益和合理的律师费。

10. Breach.  Once one party breach any provision in this Agreement, another party may obtain payment for the work performed and damages to be caused, direct and indirect.

10.    违反。一旦任何一方违反本协议规定，另一方可获得已做工作的报酬，无过失之一方得主张解除契约，以及对造成直接和间接的损害的赔偿。

11. Representations and Warranties. The Company guarantees that all info to be provided and statement to be made will be true and legal in connection with services under this Agreement, will not instruct Consultant to make/take any illegal statement/action, and will be responsible/liable for any illegal conduct or consequences to be caused therefrom.

Consultant will provide consulting service under the Agreement at its best business judgment in good faith and have right to refuse any illegal instruction and be exempted from any illegal conduct or consequences to be caused therefrom by the Company.

Consultant guarantees: Consultant has legal ability to perform services; organizations, firms or partner team are qualified to be recommended by Consultant; services are legally provided; under the full cooperation by the Company, Consultant will perform its work under the scheduled time period; there is no conflict of interest among parties or third party.

11.    陈述与保证。甲方保证其所提供的与该协议下服务相关的信息和所做的陈述是真实合法的，将不会指示乙方做任何非法的陈述或采取任何非法的行动，并将对任何非法的行为或由此引起的任何非法的结果负责并承担责任。

乙方将按照本协议的规定在其最好的商业判断下善意地提供顾问服务，有权拒绝任何非法的指示并豁免任何甲方非法的行为或由此引起的非法后果的责任。

乙方保证和承诺：乙方具有本协议下的权利能力和行为能力；所组织和选聘的境外机构、合作团队具有相关的行业从业资格；所提供的一切工作与服务合法；在甲方充分配合的前提下，乙方保证按照双方制定的时间计划完成服务内容，并不存在与甲方或任何第三方的利益冲突。

12. Governing Law.  This Agreement, its interpretation, performance or any breach thereof, shall be construed in accordance with, and all questions with respect thereto shall be determined by, internal, substantive laws of New York state.  If any provision of this Agreement is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Agreement.  A failure of either Consultant or the Company to enforce at any time or for any period of time the provisions of this Agreement shall not be construed to be a waiver of such provisions or of the right of Consultant or the Company to enforce each and every such provision. In the event either party files suit to enforce any of the terms hereof, the prevailing party shall be entitled to an award of reasonable legal fees. The undersigned agrees that any action or proceeding directly or indirectly relating to or arising out of this Agreement, any breach hereof, or any transaction covered hereby shall be resolved in federal court in New York state under its procedure rules.

12.    法律适用。本协议及其解释、履行或任何违反的解释，所有有关的问题的裁定都需根据纽约州的实体法确定。如果本协议的任何条款被判定为无效或全部或部分不可强制执行的，这种判定不会影响本协议的任何其他条款。在任何时间或任何时段内，甲乙双方任一方未能执行本协定的条款不得解释为成为该条款的放弃或甲乙双方放弃执行每一个条款的权利。倘若任何一方起诉而获得的执行本协议的任何条款，胜诉方有权获得合理的律师费和成本。甲乙双方同意任何诉讼,直接或间接的起因于该协议，任何对该协议的违反，或者该协议包括的交易，将在纽约联邦法院，并适用其程序规则。

13. Damages. The Company and Consultant have to perform its own work responsibility separately at its best effort and reasonable business judgment.  Once one party breach this principle, the other party shall have right to obtain corresponding damages for work malpractice or delay to be caused.

13.损害赔偿费。甲方和乙方必须在他们最好的努力和合理的商业判断下履行各自的工作职责。一旦一方违反这一原则，另一方将有权对对方造成的工作失职或推迟获得相应的赔偿。

14. Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall be deemed the same Agreement.

14.    副本。 本协议可能以多个副本执行，每个副本都应视为原件，所有这些将一起被视为相同的协议。

15. Assignment.  This Agreement and/or its payments may be assigned with prior written consent by the Company and Consultant.

15.    转让。本协议及其付款可以转让，但须经甲乙双方事先书面同意。

16. Survival.  The provisions of Section 13 and 15 shall survive termination or expiration of the Agreement.

16.    遗存条款。 第13条和15条的规定在本协议终止或过期后仍然有效。

17. Effectiveness of English and Chinese version.  If there is different understanding of this Agreement, Chinese version will be used to construe by referring to English version.

17.    本协议的理解如果发生歧义，将以中文版本为准，英文版本作为参考。

Services under this Agreement are not legal opinion or tax opinion. Please consult with specific professionals on it. The Company should consult with its own legal counsel when to sign this Agreement.

本顾问协议下的服务不是法律意见或税务意见，有关问题，请咨询具体的专业人士。甲方在签署本协议时，应咨询其自己的法律顾问。

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

本协议双方当事人在上述第一次提到的日期签署本协议，特此为证。

Funan Allied United Farmer Products Co., Ltd.

阜南联美农产品有限公司

By/盖章: __________________________________

ESG Inc.

By/盖章:__________________________________